EXHIBIT 10.59

AMENDMENT #1 TO

STRATEGIC AGREEMENT

THIS AMENDMENT #1, dated as of October 23, 2013 (the “Amendment”), to that certain Strategic Agreement, dated as of October 10, 2013 (the “Agreement”), by and among New Generation Power, LLC (“NGP”), Blue Earth, Inc. (“BE”), and Talesun Solar USA, Ltd. (“TSUN” and collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Parties desire to amend the terms of the Agreement, pursuant to the terms and conditions set forth herein, as of the date hereof.

NOW, THEREFORE in consideration of mutual covenants and premises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1. Capitalized Terms.  Capitalized terms used herein and not otherwise defined shall have the meaning set forth for such terms in the Agreement.

2. Amendments to the Agreement.

(a) Section 1.1 of the Agreement is hereby deleted in its entirety and replaced by the following:

“1.1. BE will loan an aggregate amount equal to $6,500,000 to NGP in accordance with the schedule described in Section 3.3 of Exhibit F hereto (the “Loan”).  The Loan shall  secured by a security interest on the SH Modules in accordance with that certain Security Agreement, dated as of October 10, 2013 by and between BE, as “Lender” and NGP, as “Borrower”, as amended. (the “Security Agreement”).”

(b)   Section 1.2 of the Agreement is hereby deleted in its entirety and replaced by “1.2. Intentionally Omitted”.

(c) Section 3.3 of Exhibit F to the Agreement is hereby deleted and replaced in its entirety by the following:

“Section 3.3.  Loan Distribution Schedule.  The Loan amount will be paid in accordance with the following schedule:

a) Prior to the date hereof, BE has made a loan advance to NGP in an amount equal to $1,000,000 in cash.

b) Upon the execution of the Amendment, BE shall wire to NGP an amount equal to $500,000 in cash  (the “Second Payment”).

c) No later than ten (10) days following the Second Payment BE shall advance at least $500,000 in cash by wire transfer to NGP  (the “Third Payment”).

d) Following the Third Payment, BE shall fund the remaining principal amount of the Loan by no later than December 23, 2013 (the “Final Payment Due Date”).

Notwithstanding anything to the contrary herein, following the Second Payment, BE may fund any or the entire Loan amount any time prior to the Final Payment Due Date and shall be secured accordingly pursuant to the terms of the Security Agreement.”

(d) Section 4 of Exhibit F to the Agreement is hereby deleted in its entirety and replaced by the following:

“4. Payment to TSUN. All proceeds from the Loan shall be disbursed by NGP directly to THK by wire transfer to the account of THK by NGP until THK has been paid the full $6,500,000 of Debt Owed to THK.”

(e) Section 6.7 of Exhibit F to the Agreement is hereby deleted in its entirety and replaced by the following:

“6.7 Inability to Arrange Take-out Financing. If NGP fails to obtain adequate take-out financing for projects, as described on Exhibit A hereto, utilizing the 7 MW of SH Modules within a sixteen (16) week period, BE will have the right to use in any manner the SH Modules it holds a security interest in and direct the use of such SH Modules on BE projects as long as any of the reasons for inability to arrange take-out financing was not due to non-bankability of BE as the EPC services provider.”

(f) Section 6.9 of Exhibit F to the Agreement is hereby deleted in its entirety and replaced by the following:

“6.9  BE Re-Payment of the Loan.  Upon NGP’s sale, contribution or transfer to any project of the SH Modules, which secure the repayment of the BE Loan in accordance with the Security Agreement, NGP shall remit any and all payments earned or received from such SH Modules to BE as repayment of the outstanding principal balance of the BE Loan.”

3.  Miscellaneous.

(a) Except as modified herein, the Agreement shall remain in full force and effect.

(b) This Amendment may be executed in two or more counterparts (including via facsimile or portable document format (pdf), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date first above written.

New Generation Power, LLC	Blue Earth, Inc.
39 South LaSalle Street	2298 Horizon Ridge Pkwy
Suite 600	Suite 205
Chicago, IL 60603	Henderson, NV 89052

/s/ Dr. Chirinjeev Kathuria Signature	/s/ Dr. Johnny R. Thomas Signature
Dr. Chirinjeev Kathuria	Dr. Johnny R. Thomas
Chairman and President	CEO

Talesun Solar USA Ltd.

111 W. Saint John Street

Suite 900

San Jose, CA 95113

/s/ Eric Ma Signature
Name: Eric Ma
Title: General Manager

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